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Exhibit 10.24

THIRD AMENDMENT TO CREDIT AGREEMENT

        This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is dated as of March 11, 2005, among Merisant Company, a Delaware corporation (the "Borrower"), Merisant Worldwide, Inc., a Delaware corporation, formerly known as Tabletop Holdings, Inc. ("Holdings"), each of the Requisite Lenders listed on the signature page hereto and Credit Suisse First Boston, acting through its Cayman Islands Branch, as agent for the Lenders and Issuers (in such capacity, the "Administrative Agent").

RECITALS

        A.    The Borrower, Holdings, the Lenders, the Issuers, the Administrative Agent, Credit Suisse First Boston, as sole arranger and book manager, Wachovia Bank, National Association, as syndication agent, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) and Fortis Capital Corp., as co-documentation agents are parties to that certain Credit Agreement, dated as of July 11, 2003, as amended by that certain First Amendment to Credit Agreement, dated as of July 2, 2004 and by that certain Second Amendment to Credit Agreement, dated as of October 20, 2004 (as heretofore further amended or otherwise modified, the "Credit Agreement").

        B.    The Borrower and Holdings have requested that the levels of certain financial condition covenants be revised and the Administrative Agent and the Requisite Lenders have agreed to such revisions subject to the addition of a consolidated senior leverage ratio financial covenant and a revision to the applicable margin, in each case as detailed below.

        C.    The Borrower, Holdings, the Requisite Lenders and the Administrative Agent have agreed to enter into this Amendment in accordance with Section 9.1(a) of the Credit Agreement to amend and modify the Credit Agreement, among other things, to reflect the changes described above.

        NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants and agreements set forth in this Amendment, and intending to be legally bound, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

        1.1.    Defined Terms.

        (a)   Capitalized terms that are defined in this Amendment shall have the meanings ascribed in this Amendment to such terms. All other capitalized terms shall have the meanings ascribed to such terms in the Credit Agreement as amended by this Amendment. Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular; references to the singular include the plural; the words "include," "includes," and "including" will be deemed to be followed by "without limitation"; and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". The principles of interpretation set forth in Section 1.4 of the Credit Agreement shall apply to the provisions of this Amendment.

        (b)   Each reference to "hereof', "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement, each reference to "this Agreement", "the Credit Agreement" and each other similar reference contained in the Credit Agreement and each reference contained in this Amendment to the "Credit Agreement" shall on and after the Amendment Effective Date refer to the Credit Agreement as amended by this Amendment. Any notices, requests, certificates and other instruments executed and delivered on or after the Amendment Effective Date may refer to the Credit Agreement without making specific reference to this Amendment but nevertheless all such references shall mean the Credit Agreement as amended by this Amendment unless the context otherwise requires. This Amendment constitutes a "Loan Document" as defined in the Credit Agreement.

ARTICLE 2
AMENDMENTS AND LIMITED WAIVER

        2.1.    (a) Amendment to Definition of "Applicable Margin".    The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting the phrase "(1) with respect to any date on or prior to December 31, 2004," in the first sentence thereof immediately after the word "means"; (ii) inserting the following clause immediately after the chart in the first sentence of such definition:

          "; or (2) with respect to any date after December 31, 2004, (a) on any date prior to the date 3 Business Days after the receipt by the Administrative Agent of the Financial Statements required to be delivered pursuant to Section 5.1(b) for the Fiscal Quarter ending June 30, 2005, (i) with respect to the Revolving Loans and Swing Loans maintained as (A) Base Rate Loans, a rate equal to 2.00% per annum or (B) LIBO Rate Loans (including any Euro Loans), a rate equal to 3.25% per annum, (ii) with respect to Tranche A (Euro) Term Loans, a rate equal to 3.25% per annum, and (iii) with respect to the Tranche B Term Loans maintained as (A) Base Rate Loans, a rate equal to 2.00% per annum or (B) LIBO Rate Loans, a rate equal to 3.25% per annum and (b) thereafter, as of any date of determination, a per annum rate equal to the rate set forth below opposite the applicable type of Loan and the then applicable Consolidated Leverage Ratio (determined for the period ending on the last day of the most recent Fiscal Quarter or Fiscal Year, as applicable, for which Financial Statements have been delivered pursuant to Section 5.1(a) or (b) set forth below:

	Applicable Margin for Revolving Loans and Swing Loans		Applicable Margin for Tranche A (Euro) Term Loans	Applicable Margin for Tranche B Term Loans
Consolidated Leverage Ratio	LIBO Rate Loans	Base Rate Loans	LIBO Rate Loans	LIBO Rate Loans	Base Rate Loans
Greater than or equal to 5.25x	3.25%	2.00%	3.25%	3.25%	2.00%
Less than 5.25x but greater than or equal to 4.5x	3.00%	1.75%	3.00%	3.00%	1.75%
Less than 4.5x but greater than or equal to 4x	2.75%	1.50%	2.75%	2.75%	1.50%
Less than 4x but greater than or equal to 3.5x	2.50%	1.25%	2.50%	2.75%	1.50%
Less than 3.5x	2.25%	1.00%	2.25%	2.75%	1.50%

  ; and (iii) replacing the phrase "above chart" in each of the three locations such phrase appears in the last two sentences of such definition with the phrase "chart in clause (1) above (if the date of determination is on or prior to December 31, 2004) or the chart in clause (2) above (if the date of determination is after December 31, 2004)".

        (b)    Amendment to the Definition of Consolidated EBITDA.    The definition of "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is hereby amended as reflected in the black-lined material below:

          "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense, (c) depreciation and amortization expense, (d) amortization of intangibles (including goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring non-cash expenses or losses (including non-cash losses on sales of assets outside of the ordinary course of business), (f) non-cash contributions and other non-cash compensation expense, (g) non-cash losses attributable to equity in non-consolidated Subsidiaries, (h) transaction costs associated with the Recapitalization which are expensed and not amortized, (i) any non-cash foreign currency translation adjustments, (j) any extraordinary or non-recurring cash losses or expenses arising from restructuring not to exceed in the aggregate since October 1, 2002 (x) if such period ends prior to January 1, 2004, $8,600,000 or (y) if such period ends on or after January 1, 2004, $14,600,000, (k) any cash (i) IDS Transaction Expenses not to exceed in the aggregate since January 1, 2004 (x) if such period ends prior to November 1, 2004, $500,000 or (y) if such period ends on or after November 1, 2004, $4,500,000, and (ii) transaction expenses incurred by the

  Borrower associated with the Third Amendment to Credit Agreement, (l) any other non-cash charges, including (in case of clauses (e), (f), (g), (i) or (l)) and (ii) charges representing either (x) accruals of or reserves for cash expenditures in a future period or (y) amortization of prepaid items paid in cash in a prior period, and (m) charges arising from (x) write-offs or write-downs of obsolete or slow-moving inventory, or (y) write-offs of account receivables or indebtedness including, without limitation, any such charges resulting from the insolvency or receivership proceedings of Food Brokers Limited or Winn-Dixie Stores, Inc., all such charges under clauses (x) and (y) not to exceed $5,000,000 in the aggregate since September 30, 2004, minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), (c) non-cash gains related to employee compensation, (d) any other non-cash income, all as determined on a consolidated basis, and (e) cash expenditures for (x) previously accrued or reserved charges or (y) prepaid items to be amortized in future periods. For the purposes of calculating Consolidated EBITDA for any period of four consecutive Fiscal Quarters (each, a "Reference Period") pursuant to any determination of the Consolidated Leverage Ratio, (i) if at any time during such Reference Period the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period the Borrower or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period. As used in this definition, "Material Acquisition" means any acquisition of property or series of related acquisitions of property (including by way of a merger or consolidation) that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) involves the payment of consideration by the Borrower and its Subsidiaries in excess of $10,000,000; and "Material Disposition" means any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Borrower or any of its Subsidiaries in excess of $10,000,000.

        (c)    Additional Defined Terms.    Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the proper alphabetical order:

          "Consolidated Total Senior Debt" means, at any date, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries at such date (excluding the Indebtedness in respect of the Senior Subordinated Notes and any other Indebtedness all obligors which are Loan Parties and that, as to each obligor thereon, is subordinated and junior in right of payment to the Secured Obligations of such obligor to the same extent as the obligations of such obligor with respect to the Senior Subordinated Notes are so subordinated and junior in right of payment, as determined by the Administrative Agent in the exercise of its reasonable discretion), all as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Senior Leverage Ratio" means, as at the last day of any period, the ratio of (a) Consolidated Total Senior Debt on such day to (b) Consolidated EBITDA for such period.

          "Third Amendment to Credit Agreement" means, that certain Third Amendment to Credit Agreement, dated as of March 11, 2005, among the Borrower, Holdings, each of the Requisite Lenders on the signature pages thereto and the Administrative Agent.

        (d)    Amendment to Optional Prepayment of Term Loans.    Section 2.8(b) of the Credit Agreement is hereby amended by adding the following sentence at the end of such section:

  The Borrower hereby agrees that in addition to any other amounts due under this Agreement or any other Loan Document, if the Borrower prepays any portion of the outstanding principal amount of any Tranche of the Term Loans pursuant to this Section 2.8(b) or Section 2.9(a) on or prior to the first anniversary of the Amendment Effective Date (as such term is defined in the Third Amendment to Credit Agreement) with the proceeds of a substantially concurrent incurrence of new term loans pursuant to a senior credit facility bearing interest at a per annum rate that is less than the effective interest rate applicable to the Term Loans that are so prepaid, the Borrower shall pay each applicable Lender, as liquidated damages and compensation for costs and lost profits, an amount equal to one percent (1%) of the principal amount of such Lender's Term Loans that are so prepaid.

        (e)    Amendments to Financial Condition Covenants.    Section 6.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          (a)    Consolidated Leverage Ratio.    Each of the Borrower and Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive Fiscal Quarters of the Borrower ending with any Fiscal Quarter set forth below to exceed the ratio set forth below opposite such Fiscal Quarter:

Quarter-End Date	Consolidated Leverage Ratio
September 30, 2003	5.00x
December 31, 2003	5.00x
March 31, 2004	5.00x
June 30, 2004	5.00x
September 30, 2004	5.00x
December 31, 2004	5.25x
March 31, 2005	5.85x
June 30, 2005	5.85x
September 30, 2005	5.85x
December 31, 2005	5.85x
March 31, 2006	5.75x
June 30, 2006	5.75x
September 30, 2006	5.75x
December 31, 2006	5.60x
March 31, 2007	5.50x
June 30, 2007	5.50x
September 30, 2007	5.50x
December 31, 2007	5.25x
March 31, 2008	5.25x
June 30, 2008	5.25x
September 30, 2008	5.25x
December 31, 2008	4.95x
March 31, 2009	4.95x
June 30, 2009	4.95x
September 30, 2009	4.95x
December 31, 2009	4.95x
Thereafter	4.95x

          (b)    Consolidated Interest Coverage Ratio.    Each of the Borrower and Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, permit the Consolidated Interest Coverage Ratio for any period of four consecutive Fiscal Quarters of the Borrower ending with any Fiscal Quarter set forth below to be less than the ratio set forth below opposite such Fiscal Quarter:

Quarter-End Date	Consolidated Interest Coverage Ratio
September 30, 2003	1.90x
December 31, 2003	1.90x
March 31, 2004	2.00x
June 30, 2004	2.00x
September 30, 2004	2.00x
December 31, 2004	2.00x
March 31, 2005	1.75x
June 30, 2005	1.75x
September 30, 2005	1.75x
December 31, 2005	1.75x
March 31, 2006	1.75x
June 30, 2006	1.75x
September 30, 2006	1.75x
December 31, 2006	2.00x
March 31, 2007	2.00x
June 30, 2007	2.00x
September 30, 2007	2.00x
December 31, 2007	2.25x
March 31, 2008	2.25x
June 30, 2008	2.25x
September 30, 2008	2.25x
December 31, 2008	2.25x
March 31, 2009	2.25x
June 30, 2009	2.25x
September 30, 2009	2.25x
December 31, 2009	2.25x
Thereafter	2.25x

          (c)    Consolidated Fixed Charge Coverage Ratio.    Each of the Borrower and Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive Fiscal Quarters of the Borrower ending with any Fiscal Quarter set forth below to be less than the ratio set forth below opposite such Fiscal Quarter:

Quarter-End Date	Consolidated Fixed Charge Coverage Ratio
September 30, 2003	1.15x
December 31, 2003	1.15x
March 31, 2004	1.25x
June 30, 2004	1.25x
September 30, 2004	1.25x
December 31, 2004	1.15x
March 31, 2005	1.00x
June 30, 2005	1.00x
September 30, 2005	1.00x
December 31, 2005	1.00x
March 31, 2006	1.00x
June 30, 2006	1.00x
September 30, 2006	1.05x
December 31, 2006	1.05x
March 31, 2007	1.05x
June 30, 2007	1.05x
September 30, 2007	1.05x
December 31, 2007	1.10x
March 31, 2008	1.10x
June 30, 2008	1.10x
September 30, 2008	1.10x
December 31, 2008	1.10x
March 31, 2009	1.10x
June 30, 2009	1.10x
September 30, 2009	1.10x
December 31, 2009	1.10x
Thereafter	1.10x

          (d)    Consolidated Senior Leverage Ratio.    Each of the Borrower and Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, permit the Consolidated Senior Leverage Ratio for any period of four consecutive Fiscal Quarters of the Borrower ending with any

  Fiscal Quarter set forth below to be less than the ratio set forth below opposite such Fiscal Quarter:

Quarter-End Date	Consolidated Senior Leverage Ratio
March 31, 2005	3.00x
June 30, 2005	3.00x
September 30, 2005	3.00x
December 31, 2005	2.70x
March 31, 2006	2.70x
June 30, 2006	2.70x
September 30, 2006	2.70x
December 31, 2006	2.50x
March 31, 2007	2.50x
June 30, 2007	2.35x
September 30, 2007	2.35x
December 31, 2007	2.25x
March 31, 2008	2.20x
June 30, 2008	2.20x
September 30, 2008	2.20x
December 31, 2008	1.85x
March 31, 2009	1.85x
June 30, 2009	1.85x
September 30, 2009	1.85x
December 31, 2009	1.85x
Thereafter	1.85x

        (f)    Limited Waiver.    The Requisite Lenders hereby waive any Default or Event of Default caused solely and directly by the Loan Parties' failure to comply with the requirements of Section 6.1(a) of the Credit Agreement by exceeding the maximum Consolidated Leverage Ratio permitted thereunder for the four consecutive Fiscal Quarters of the Borrower ending on December 31, 2004.

        2.2.    Effectiveness.    This Amendment shall become effective as of the first date (the "Amendment Effective Date") on which each of the following conditions is satisfied:

  (a)
  there shall have been delivered to the Administrative Agent in accordance with Section 4.5 counterparts of this Amendment executed by each of the Administrative Agent, the Requisite Lenders, the Borrower and Holdings;

  (b)
  the Administrative Agent and the Arranger shall have received all fees and accrued and unpaid costs and expenses (including reasonable legal fees and expenses) required to be paid on or prior to the Amendment Effective Date pursuant to (x) that certain fee letter, dated March 1, 2005, addressed to the Borrower from the Arranger and accepted by the Borrower as of March 1, 2005, (y) the Credit Agreement or (z) this Amendment; and

  (c)
  each Qualifying Lender (as defined below) shall have received the portion of the amendment fee required to be paid thereto pursuant to Section 4.8 hereof on or prior to the Amendment Effective Date.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

        3.1.    Representations and Warranties.    To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower and Holdings, jointly and severally, represents and warrants to the Administrative Agent, each Issuer and each Lender that:

          (a)   The representations and warranties of each of the Borrower and Holdings in Article IV of the Credit Agreement are on the date of execution and delivery of this Amendment, and will be on the Amendment Effective Date, true, correct and complete in all material respects with the same effect as though made on and as of such respective date (or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date).

          (b)   Each of the Borrower and Holdings is in compliance in all material respects with all the terms and provisions set forth in the Credit Agreement and in each other Loan Document on its part to be observed or performed; and, except as specified in Section 2.1(f), no Default or Event of Default has occurred and is continuing.

          (c)   The execution, delivery and performance by the Borrower and Holdings of this Amendment:

              (i)  are within such Person's corporate powers;

             (ii)  have been duly authorized by all necessary corporate or other entity action, including the consent of the holders of its equity interests where required;

            (iii)  do not and will not (A) contravene the certificate of incorporation or by-laws of such Person, (B) violate any other applicable requirement of law applicable to such Person or any order or decree of any governmental authority or arbitrator applicable to such Person, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any contractual obligation of such Person or any of its Subsidiaries, or (D) result in the creation or imposition of any Lien upon any of the property of such Person or any of its Subsidiaries other than those Liens permitted by the Loan Documents; and

            (iv)  do not and will not require the consent of, authorization by, approval of, notice to, or filing or registration with, any governmental authority or any other person, other than those which prior to the Amendment Effective Date will have been obtained or made and copies of which prior to the Amendment Effective Date will have been delivered to the Administrative Agent and each of which on the Amendment Effective Date will be in full force and effect.

          (d)   This Amendment has been duly executed and delivered by the Borrower and Holdings. Each of this Amendment and the Credit Agreement constitutes the legal, valid and binding obligation of the Borrower and Holdings, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (e)   The representations and warranties of the Borrower and Holdings in clauses (b) through (d) of this Section 3.1 will be on the Amendment Effective Date true, correct and complete with the same effect as though made on and as of the Amendment Effective Date.

        3.2.    Survival.    The representations and warranties in Section 3.1 shall survive the execution and delivery of this Amendment and the Amendment Effective Date.

ARTICLE 4
MISCELLANEOUS

        4.1.    No Other Amendments; Reservation of Rights; No Waiver.    Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of any Secured Party under the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude any Secured Party from refusing to enter into any further amendments with respect to the Credit Agreement or any other Loan Document. Except as specified in Section 2.1(f), this Amendment shall not constitute a waiver of compliance (i) with any covenant or other provision in the Credit Agreement or any other Loan Document or (ii) of the occurrence or continuance of any present or future Default or Event of Default.

        4.2.    Ratification and Confirmation.    Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain unchanged and in full force and effect without interruption or impairment of any kind.

        4.3.    Governing Law.    This Amendment will be governed by and construed in accordance with the laws of the State of New York.

        4.4.    Headings.    The article and section headings contained in this Amendment are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment.

        4.5.    Counterparts.    This Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Amendment may be delivered by exchange of copies of the signature page by facsimile transmission.

        4.6.    Severability.    The provisions of this Amendment will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Amendment, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.

        4.7.    Amendment.    This Amendment may not be amended or modified except in the manner specified for an amendment of or modification to the Credit Agreement in Section 9.1 of the Credit Agreement.

        4.8.    Costs; Expenses; Amendment Fee.    Regardless of whether the transactions contemplated by this Amendment are consummated, the Borrower and Holdings, jointly and severally, agree to pay to: (i) the Administrative Agent on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of legal counsel to the Administrative Agent; and (ii) each Lender that shall have executed and delivered a counterpart hereof (including by way of facsimile transmission) to the Administrative Agent on or prior to 5:00 p.m., New York City time, on March 11, 2005 (or, if the Requisite Lenders have not executed and delivered counterparts of this Amendment on or prior to such date and time, on the Amendment Effective Date) (each, a "Qualifying Lender"), an amendment fee equal to the product of (x) 20 basis points (0.20%) and (y) the Dollar Equivalent of the sum of the principal amount of all Term Loans of such Qualifying Lender then outstanding on such date and the Revolving Credit Commitment of such Qualifying Lender on such date, which fee shall be earned, due and payable on the Amendment Effective Date.

        4.9.    Assignment; Binding Effect.    No party may assign either this Amendment or any of its rights, interests or obligations hereunder except in the manner specified for an assignment in respect of the Credit Agreement in Section 9.2 of the Credit Agreement. All of the terms, agreements, covenants, representations, warranties and conditions of this Amendment are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors and permitted assigns.

        4.10.    Entire Agreement.    The Credit Agreement as amended by this Amendment, together with the Exhibits and Schedules thereto that are delivered pursuant thereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter of the Credit Agreement as amended by this Amendment and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter of the Credit Agreement as amended by this Amendment.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties have executed this Amendment, or caused this Amendment to be executed by their authorized representatives, as of the date stated in the introductory paragraph of this Amendment.

MERISANT COMPANY MERISANT WORLDWIDE, INC., f/k/a Tabletop Holdings, Inc.
By:	/s/ DONALD J. HOTZ
Name:	Donald J. Hotz
Title:	Vice President, Finance and Chief Financial Officer
CREDIT SUISSE FIRST BOSTON, Acting through its Cayman Islands Branch, As Administrative Agent and as a Lender
By:	/s/ S. WILLIAM FOX
Name:	S. William Fox
Title:	Director
By:	/s/ DAVID J. DODD
Name:	David J. Dodd
Title:	Vice President
LANDMARK CDO LIMITED ALADDIN CAPITAL MANAGEMENT LLC
By:	/s/ WILLIAM S. LUTKINS
Name:	William S. Lutkins
Title:	Director
LANDMARK II CDO LIMITED ALADDIN CAPITAL MANAGEMENT LLC
By:	/s/ WILLIAM S. LUTKINS
Name:	William S. Lutkins
Title:	Director
LANDMARK III CDO LIMITED ALADDIN CAPITAL MANAGEMENT LLC
By:	/s/ WILLIAM S. LUTKINS
Name:	William S. Lutkins
Title:	Director

BANK OF AMERICA, N.A.
By:	/s/ JONATHAN M. BARNES
Name:	Jonathan M. Barnes
Title:	Associate
CREDIT SUISSE FIRST BOSTON INTERNATIONAL
By:	/s/ IRINA BORISOVA
Name:	Irina Borisova
Title:	Assistant Vice President
By:	/s/ MARIA DE LELLIS
Name:	Maria de Lellis
Title:	Assistant Vice President
FLAGSHIP CLO 2001-I
By:	Flagship Capital Management, Inc.
By:	/s/ ERIC S. MEYER
Name:	Eric S. Meyer
Title:	Director
FLAGSHIP CLO II
By:	Flagship Capital Management, Inc.
By:	/s/ ERIC S. MEYER
Name:	Eric S. Meyer
Title:	Director
FLAGSHIP CLO III
By:	Flagship Capital Management, Inc.
By:	/s/ ERIC S. MEYER
Name:	Eric S. Meyer
Title:	Director

LOAN STAR STATE TRUST
By:	Its Investment Manager Highland Capital Management, L.P. By its General Partner, Strand Advisors, Inc.
By:	/s/ DAVID LANCELOT
Name:	David Lancelot
Title:	Treasurer, Highland Capital Management, L.P.
ELF FUNDING TRUST I
By:	Highland Capital Management, L.P. As Collateral Manager
By:	/s/ DAVID LANCELOT
Name:	David Lancelot
Title:	Treasurer
FIRST TRUST/HIGHLAND CAPITAL FUNDING RATE INCOME FUND
By:	Highland Capital Management, L.P. Its Investment Sub-Advisor
By:	/s/ TODD A. TRAVERS
Name:	Todd A. Travers
Title:	Assistant Secretary
PIONEER FLOATING RATE TRUST
By:	Highland Capital Management, L.P. Its Sub-Advisor
By:	/s/ TODD A. TRAVERS
Name:	Todd A. Travers
Title:	Assistant Secretary
SOUTHFORK CLO, LTD.
By:	Highland Capital Management, L.P. As Collateral Manager
By:	/s/ DAVID LANCELOT
Name:	David Lancelot
Title:	Treasurer

JPMORGAN CHASE BANK, N.A., succesor to BANK ONE, N.A.
By:	/s/ MIKE KELLY
Name:	Mike Kelly
Title:	Vice President
LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ MARLEE ZWEIGBAUM
Name:	Marlee Zweigbaum
Title:	Vice Presidnet
MASTER SENIOR FLOATING RATE TRUST
By:	/s/ MATTHEW WALLACK
Name:	Matthew Wallack
Title:	Authorized Signatory
LONGHORN CDO (CAYMAN) LTD
By:	Merrill Lynch Investment Managers, L.P. As Collateral Manager
By:	/s/ MATTHEW WALLACK
Name:	Matthew Wallack
Title:	Authorized Signatory
MERRILL LYNCH PRIME RATE PORTFOLIO
By:	Merrill Lynch Investment Managers, L.P. As Investment Advisor
By:	/s/ MATTHEW WALLACK
Name:	Matthew Wallack
Title:	Authorized Signatory

LONGHORN CDO II, LTD.
By:	Merrill Lynch Investment Managers, L.P. As Collateral Manager
By:	/s/ MATTHEW WALLACK
Name:	Matthew Wallack
Title:	Authorized Signatory
LONGHORN CDO III, LTD.
By:	Merrill Lynch Investment Managers, L.P. As Collateral Manager
By:	/s/ MATTHEW WALLACK
Name:	Matthew Wallack
Title:	Authorized Signatory
PREMIUM LOAN TRUST I, LTD.
By:	/s/ TIMOTHY S. VAN KIRK
Name:	Timothy S. Van Kirk
Title:	Managing Director
SRF 2000, INC.
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assisstant Vice President
HARBOURVIEW CLO IV, LTD.
By:	/s/ LISA CHAFFEE
Name:	Lisa Chaffee
Title:	AVP
HARBOURVIEW CLO V, LTD.
By:	/s/ LISA CHAFFEE
Name:	Lisa Chaffee
Title:	AVP

OPPENHEIMER SENIOR FLOATING RATE FUND
By:	/s/ LISA CHAFFEE
Name:	Lisa Chaffee
Title:	AVP
STEIN ROE & FARNHAM CLO I LTD.
By:	Columbia Management Advisors, Inc. As Portfolio Manager
By:	/s/ ERIC S. MEYER
Name:	Eric S. Meyer
Title:	Vice President
WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ MARK S. SUPPLE
Name:	Mark S. Supple
Title:	Vice President and Director
SEVERN RIVER MASTER FUND
By:	/s/ JOHN R. GORDON
Name:	John R. Gordon
Title:	Director
INDOSUEZ CAPITAL FUNDING VI, LIMITED
By:	Lyon Capital Management LLC, As Collateral Manager
By:	/s/ ALEXANDER B. KENNA
Name:	Alexander B. Kenna
Title:	Portfolio Manager
OLYMPIC CLO I, LTD
By:	/s/ JOHN M. CASPARIAN
Name:	John M. Casparian
Title	Chief Operating Officer Centre Pacific LLC, Manager

HEWETT'S ISLAND CDO, LTD.
By:	CypressTree Investment Management Company, Inc. as Portfolio Manager
By:	/s/ JEFFREY MEGAR
Name:	Jeffrey Megar
Title:	Managing Director
INVESTORS BANK & TRUST COMPANY as Sub-Custodian Agent of CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED
By:	/s/ JEFFREY MEGAR
Name:	Jeffrey Megar
Title:	Managing Director
By:	/s/ PRESTON I. CARNES, JR.
Name:	Preston I. Carnes, Jr.
Title:	Managing Director
FOREST CREEK CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ KEN SELLE
Name:	Ken Selle
Title:	Senior Vice President
LONG GROVE CLO, LIMITED
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ KEN SELLE
Name:	Ken Selle
Title:	Senior Vice President

MUIRFIELD TRADING LLC
By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President
ROSEMONT CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ KEN SELLE
Name:	Ken Selle
Title:	Senior Vice President
SEQUILS-Cumberland I, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ KEN SELLE
Name:	Ken Selle
Title:	Senior Vice President
BIG SKY SENIOR LOAN FUND, LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
COSTANTINUS EATON VANCE CDO V, LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
EATON VANCE CDO III, LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
EATON VANCE CDO VI LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
EATON VANCE LIMITED DURATION INCOME FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
EATON VANCE VT FLOATING-RATE INCOME FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
GRAYSON & CO
By:	Boston Management and Research as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

TOLLI & CO.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
GSC EUROPEAN CDO I.S.A.
By:	/s/ [ILLEGIBLE]
Name:	[Illegible]
Title:	Director
GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ BRIAN P. SCHWINN
Name:	Brian P. Schwinn
Title:	Duly Authorized Signatory
HSH NORDBANK AG, New York Branch
By:	/s/ KLAUS BERNHART
Name:	Klaus Bernhart
Title:	General Manager / New York Branch
By:	/s/ SYLVIA CHENG
Name:	Sylvia Cheng
Title:	Vice President
EMERALD ORCHARD LIMITED
By:	/s/ JOHN HALL
Name:	John Hall
Title:	Senior Manager
IKB CAPITAL CORPORATION
By:	/s/ DAVID SNYDER
Name:	David Snyder
Title:	President

INVESCO EUROPEAN CDO I S.A.
By:	INVESCO Senior Secured Management, Inc. as Collateral Manager
By:	/s/ THOMAS H.B. EWARD
Name:	Thomas H.B. Eward
Title:	Authorized Signatory
NATIONWIDE MUTUAL INSURANCE COMPANY
By:	/s/ THOMAS S. LEGGETT
Name:	Thomas S. Leggett
Title:	Associate Vice President, Public Bonds
NATEXIS BANQUES POPULAIRES
By:	/s/ TEFTA GHILAGA
Name:	Tefta Ghilaga
Title:	Vice President
By:	/s/ FRANK H. MADDEN, JR.
Name:	Frank H. Madden, Jr.
Title:	Vice President and Group Manager
OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD.
By:	Patriarch Partners XIII, LLC, its Managing Agent
By:	/s/ LYNN TILTON
Name:	Lynn Tilton
Title:	Manager
TORONTO DOMINION (NEW YORK), LLC
By:	/s/ MASOOD FIKREE
Name:	Masood Fikree
Title:	Authorized Signatory

APEX (TRIMARAN) CDO I, LTD.
By:	Trimaran Advisors, L.L.C.
By:	/s/ DAVID M. MILLISON
Name:	David M. Millison
Title:	Managing Director
ING CAPITAL MANAGEMENT LIMITED
By:	Copernicus Euro CDO-II B.V. Acting as Investment Advisor
By:	/s/ HERMAN GUELOVANI
Name:	Herman Guelovani
Title:	Director

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  Exhibit 10.24